UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT Investors Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective

Long-term growth of capital and any increased income that results from this growth

Net asset value June 30, 2010
Class IA: $8.21	Class IB: $8.19

Total return at net asset value
(as of 6/30/10)	Class IA shares*	Class IB shares*

6 months	–7.60%	–7.72%

1 year	13.58	13.37

5 years	–14.14	–15.23
Annualized	–3.00	–3.25

10 years	–39.64	–41.07
Annualized	–4.92	–5.15

Life	–10.91	–13.28
Annualized	–0.95	–1.16

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Investors Fund 1

Report from your fund’s manager

How did the fund perform for the six months ending June 30, 2010?

For the semiannual period, Putnam VT Investors Fund’s class IA shares returned –7.60% at net asset value. Stock selection was the primary driver of underperformance.

How would you describe the investment climate for global stocks during the period?

The past six months were challenging. While 2009’s bull market continued into early 2010, performance in the second quarter of 2010 was hurt by sovereign debt concerns in Europe and ongoing uncertainties about the strength of the U.S. economic recovery. During the period, value outperformed growth, small caps outperformed large caps, and domestic outperformed international.

Which holdings helped performance?

Iridium Communications, Inc., an out-of-benchmark holding, saw its share price increase late in the second quarter after the satellite phone company had secured a nearly $2 billion credit facility that allows the company to move forward with its next generation satellite launch. CBL & Associates Properties, Inc., another out-of-benchmark holding, also helped performance. The real estate investment trust (REIT) specializes in regional malls. In late February, the company announced a dividend and its shares appreciated. CBL also has made significant improvements in its balance sheet and has reported several strong quarters of operating results. IESI-BFC, a waste service management provider, has reported solid results in back-to-back quarters, with particular strength coming from its Canadian operations. Additionally, investors are extremely optimistic for growth possibilities stemming from the company’s acquisition of Waste Services Inc., which would position it as the third-largest waste services firm in North America.

Which holdings detracted from performance?

Two of the fund’s top detractors were tied to the Gulf of Mexico oil spill. Shares of BP PLC, an out-of-benchmark holding, plummeted as a result of the oil rig explosion and subsequent oil spill. Once the accident occurred in late April and the scope of the disaster was apparent, we began trimming the fund’s position in BP. The fund still holds some shares but in a very limited quantity. Transocean, Ltd., whose rig was drilling the well that failed in April, was another detractor. We began trimming the size of the position once the accident happened, but still own a limited number of shares because we believe the stock may be oversold at this point.

What is your outlook?

We have a positive outlook on the market, but realize there are larger issues that may force the market to be sensitive to even the slightest uncertainties. These include European sovereign debt concerns and setbacks to the U.S. recovery from a lackluster employment picture, a weak real estate market, stimulus removal, and a more cautious American consumer.

In our view, the market pullback throughout the second quarter brought equity valuations down to a more appealing level, making our opportunity set larger. We plan to take advantage of the fund’s go-anywhere approach to find attractive opportunities and will use in-depth fundamental research to identify them. Ultimately, I am looking for stocks that have the potential for even the smallest amount of incremental positive news. The market seems to be pessimistic at this juncture, so any upside surprise should cause stock-price appreciation.

Consider these risks before investing: Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Gerard Sullivan joined Putnam in 2008 and has been in the investment industry since 1982.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Investors Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.48	$4.67	$3.66	$4.91

Ending
value (after
expenses)	$924.00	$922.80	$1,021.17	$1,019.93

Annualized
expense ratio	0.73%	0.98%	0.73%	0.98%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Investors Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (99.6%)*	Shares	Value

Aerospace and defense (3.3%)
Boeing Co. (The)	15,000	$941,250

Goodrich Corp.	14,700	973,875

L-3 Communications Holdings, Inc.	8,300	587,972

Northrop Grumman Corp.	19,200	1,045,248

Precision Castparts Corp.	3,300	339,636

Raytheon Co.	32,000	1,548,480

United Technologies Corp.	37,410	2,428,283

		7,864,744
Airlines (0.2%)
Southwest Airlines Co.	40,300	447,733

		447,733
Automotive (0.6%)
Ford Motor Co. †	50,200	506,016

Lear Corp. †	8,700	575,940

TRW Automotive Holdings Corp. †	16,200	446,634

		1,528,590
Banking (7.0%)
Bank of America Corp.	270,342	3,884,815

Bond Street Holdings, LLC 144A Class A F †	46,942	962,311

First Southern Bancorp, Inc. Class B F †	19,890	238,680

JPMorgan Chase & Co.	163,727	5,994,045

NBH Holdings Co., Inc. 144A Class A †	27,300	532,350

PNC Financial Services Group, Inc.	28,800	1,627,200

Popular, Inc. (Puerto Rico) †	86,600	232,088

Wells Fargo & Co.	127,958	3,275,725

		16,747,214
Beverage (2.2%)
Coca-Cola Co. (The)	37,800	1,894,536

Molson Coors Brewing Co. Class B	18,900	800,604

PepsiCo, Inc.	41,920	2,555,024

		5,250,164
Biotechnology (1.0%)
Amgen, Inc. †	42,330	2,226,558

Dendreon Corp. †	8,200	265,106

		2,491,664
Broadcasting (0.2%)
DISH Network Corp. Class A	31,800	577,170

		577,170
Building materials (0.1%)
Sherwin-Williams Co. (The)	3,500	242,165

		242,165
Cable television (2.0%)
Comcast Corp. Class A	129,470	2,248,894

DIRECTV Class A †	44,807	1,519,853

IAC/InterActiveCorp. †	16,500	362,505

Time Warner Cable, Inc.	11,000	572,880

		4,704,132
Chemicals (1.9%)
Celanese Corp. Ser. A	14,800	368,668

Dow Chemical Co. (The)	24,501	581,164

E.I. du Pont de Nemours & Co.	35,700	1,234,863

Eastman Chemical Co.	6,300	336,168

Huntsman Corp.	41,300	358,071

Lubrizol Corp. (The)	8,400	674,604

PPG Industries, Inc.	9,500	573,895

W.R. Grace & Co. †	15,363	323,238

		4,450,671
Commercial and consumer services (0.3%)
Expedia, Inc.	18,600	349,308

Priceline.com, Inc. †	2,200	388,388

		737,696

COMMON STOCKS (99.6%)* cont.	Shares	Value

Communications equipment (2.6%)
Cisco Systems, Inc. †	147,741	$3,148,361

Harris Corp.	25,400	1,057,910

Motorola, Inc. †	63,900	416,628

Qualcomm, Inc.	46,100	1,513,924

		6,136,823
Computers (7.9%)
Apple, Inc. †	27,417	6,896,195

EMC Corp. †	67,600	1,237,080

Hewlett-Packard Co.	79,970	3,461,102

IBM Corp.	46,220	5,707,246

Lexmark International, Inc. Class A †	17,500	578,025

Seagate Technology †	34,200	445,968

Silicon Graphics International Corp. †	40,500	286,740

Western Digital Corp. †	17,600	530,816

		19,143,172
Conglomerates (2.0%)
General Electric Co.	174,920	2,522,346

SPX Corp.	17,600	929,456

Tyco International, Ltd.	40,100	1,412,723

		4,864,525
Consumer finance (0.6%)
Capital One Financial Corp.	20,600	830,180

SLM Corp. †	49,400	513,266

		1,343,446
Consumer goods (3.1%)
Colgate-Palmolive Co.	15,100	1,189,276

Estee Lauder Cos., Inc. (The) Class A	14,000	780,220

Kimberly-Clark Corp.	25,500	1,546,065

Procter & Gamble Co. (The)	64,950	3,895,701

		7,411,262
Consumer services (0.4%)
Avis Budget Group, Inc. †	106,400	1,044,848

		1,044,848
Containers (0.2%)
Owens-Illinois, Inc. †	15,900	420,555

		420,555
Electric utilities (2.0%)
Ameren Corp.	30,472	724,319

CMS Energy Corp.	31,300	458,545

DTE Energy Co.	18,500	843,785

Edison International	49,450	1,568,554

Integrys Energy Group, Inc.	11,500	503,010

PPL Corp.	23,508	586,525

		4,684,738
Electrical equipment (0.4%)
Emerson Electric Co.	23,000	1,004,870

		1,004,870
Electronics (3.0%)
Advanced Micro Devices, Inc. †	53,200	389,424

Garmin, Ltd.	16,300	475,634

Intel Corp.	154,620	3,007,359

Micron Technology, Inc. †	50,700	430,443

SanDisk Corp. †	11,500	483,805

Sensata Technologies Holding NV (Netherlands) †	31,900	510,081

Texas Instruments, Inc.	77,600	1,806,528

		7,103,274
Energy (oil field) (1.8%)
National-Oilwell Varco, Inc.	22,200	734,154

Niska Gas Storage Partners, LLC (Unit) †	21,100	391,616

Noble Corp. (Switzerland)	19,000	587,290

Oceaneering International, Inc. †	7,200	323,280

Schlumberger, Ltd. S	16,000	885,440

Smith International, Inc.	24,800	933,720

Transocean, Ltd. (Switzerland) †	9,600	444,768

		4,300,268

4 Putnam VT Investors Fund

COMMON STOCKS (99.6%)* cont.	Shares	Value

Energy (other) (0.2%)
First Solar, Inc. †	4,000	$455,320

		455,320
Engineering and construction (0.3%)
Shaw Group, Inc. †	19,400	663,868

		663,868
Financial (0.8%)
Assurant, Inc.	16,900	586,430

CME Group, Inc.	4,900	1,379,595

		1,966,025
Food (0.6%)
General Mills, Inc.	20,260	719,635

Sara Lee Corp.	43,000	606,300

		1,325,935
Forest products and packaging (0.9%)
International Paper Co.	39,200	887,096

MeadWestvaco Corp.	33,620	746,364

Sealed Air Corp.	27,000	532,440

		2,165,900
Health-care services (4.8%)
Aetna, Inc.	63,100	1,664,578

AmerisourceBergen Corp.	19,300	612,775

Cardinal Health, Inc.	25,300	850,333

Community Health Systems, Inc. †	15,800	534,198

Coventry Health Care, Inc. †	25,300	447,304

Lincare Holdings, Inc. †	14,300	464,893

McKesson Corp.	37,380	2,510,441

Omnicare, Inc.	45,800	1,085,460

UnitedHealth Group, Inc.	42,900	1,218,360

WellPoint, Inc. †	39,400	1,927,842

		11,316,184
Household furniture and appliances (0.2%)
Whirlpool Corp.	6,700	588,394

		588,394
Insurance (4.8%)
ACE, Ltd.	32,520	1,674,130

Aflac, Inc.	20,400	870,468

American Financial Group, Inc.	16,800	458,976

Assured Guaranty, Ltd. (Bermuda)	45,400	602,458

Berkshire Hathaway, Inc. Class B †	24,230	1,930,889

Hartford Financial Services Group, Inc. (The)	53,913	1,193,095

Lincoln National Corp.	20,698	502,754

MetLife, Inc.	26,300	993,088

Progressive Corp. (The)	27,700	518,544

Prudential Financial, Inc.	14,800	794,168

RenaissanceRe Holdings, Ltd.	8,500	478,295

Travelers Cos., Inc. (The)	28,190	1,388,358

		11,405,223
Investment banking/Brokerage (1.3%)
Goldman Sachs Group, Inc. (The)	20,320	2,667,406

Invesco, Ltd.	25,200	424,116

		3,091,522
Lodging/Tourism (0.2%)
Wyndham Worldwide Corp. S	24,000	483,360

		483,360
Machinery (1.4%)
AGCO Corp. †	16,400	442,308

CNH Global NV (Netherlands) †	22,500	509,625

International Mining Machinery Holdings, Ltd.
(China) †	288,500	122,985

Joy Global, Inc.	7,200	360,648

Parker Hannifin Corp.	21,200	1,175,752

Timken Co.	24,000	623,760

		3,235,078

COMMON STOCKS (99.6%)* cont.	Shares	Value

Manufacturing (0.4%)
Ingersoll-Rand PLC	24,300	$838,107

		838,107
Media (1.3%)
Interpublic Group of Companies, Inc. (The) †	67,000	477,710

Time Warner, Inc.	92,500	2,674,175

		3,151,885
Medical technology (0.9%)
Baxter International, Inc.	19,700	800,608

Medtronic, Inc.	36,290	1,316,238

		2,116,846
Metals (0.6%)
Freeport-McMoRan Copper & Gold, Inc. Class B	15,900	940,167

Reliance Steel & Aluminum Co.	11,600	419,340

		1,359,507
Natural gas utilities (0.7%)
Atmos Energy Corp.	18,800	508,352

NiSource, Inc. S	45,800	664,100

ONEOK, Inc.	9,400	406,550

		1,579,002
Office equipment and supplies (0.2%)
Avery Dennison Corp.	12,900	414,477

		414,477
Oil and gas (8.4%)
Anadarko Petroleum Corp.	9,000	324,810

Apache Corp.	14,700	1,237,593

BP PLC ADR (United Kingdom)	16,450	475,076

Chesapeake Energy Corp.	18,600	389,670

Chevron Corp.	79,640	5,404,370

ConocoPhillips	14,400	706,896

El Paso Pipeline Partners, LP. (Units) S	27,954	801,441

Ensco International PLC ADR (United Kingdom)	12,000	471,360

Exxon Mobil Corp.	100,093	5,712,308

Hess Corp.	15,700	790,338

Marathon Oil Corp.	27,100	842,539

Occidental Petroleum Corp.	27,272	2,104,035

PetroHawk Energy Corp. †	22,849	387,748

Williams Cos., Inc. (The)	28,300	517,324

		20,165,508
Pharmaceuticals (6.3%)
Abbott Laboratories	67,010	3,134,728

GlaxoSmithKline PLC ADR (United Kingdom)	14,300	486,343

Johnson & Johnson	95,760	5,655,586

Novartis AG ADR (Switzerland)	11,200	541,184

Perrigo Co.	14,500	856,515

Pfizer, Inc.	276,201	3,938,626

Somaxon Pharmaceuticals, Inc. † S	84,458	304,049

		14,917,031
Power producers (0.4%)
AES Corp. (The) †	93,900	867,636

		867,636
Publishing (0.8%)
Gannett Co., Inc.	41,900	563,974

New York Times Co. (The) Class A †	47,407	410,071

R. R. Donnelley & Sons Co.	51,100	836,507

		1,810,552
Real estate (0.6%)
CBL & Associates Properties, Inc. R	49,599	617,012

HCP, Inc. R	18,782	605,720

Terreno Realty Corp. † R	13,026	230,690

		1,453,422

Putnam VT Investors Fund 5

COMMON STOCKS (99.6%)* cont.	Shares	Value

Regional Bells (2.9%)
AT&T, Inc.	147,820	$3,575,766

Qwest Communications International, Inc.	213,100	1,118,775

Verizon Communications, Inc. *****	76,290	2,137,646

		6,832,187
Restaurants (1.1%)
Darden Restaurants, Inc.	12,600	489,510

Domino’s Pizza, Inc. †	33,300	376,290

McDonald’s Corp.	27,230	1,793,640

		2,659,440
Retail (5.7%)
Big Lots, Inc. †	11,100	356,199

CVS Caremark Corp.	69,880	2,048,882

Home Depot, Inc. (The)	40,800	1,145,256

JC Penney Co., Inc. (Holding Co.)	21,600	463,968

Lowe’s Cos., Inc.	19,000	387,980

Macy’s, Inc.	75,634	1,353,849

OfficeMax, Inc. †	16,700	218,102

Ross Stores, Inc.	10,400	554,216

Safeway, Inc.	39,000	766,740

Sears Holdings Corp. † S	5,700	368,505

SUPERVALU, Inc.	27,800	301,352

Target Corp.	34,400	1,691,448

TJX Cos., Inc. (The)	12,100	507,595

Wal-Mart Stores, Inc.	58,000	2,788,060

Walgreen Co.	18,600	496,620

		13,448,772
Schools (0.3%)
Apollo Group, Inc. Class A †	9,700	411,959

Career Education Corp. † S	15,800	363,716

		775,675
Semiconductor (0.2%)
KLA-Tencor Corp.	13,200	368,016

		368,016
Shipping (0.5%)
Ryder System, Inc.	21,500	864,945

Scorpio Tankers, Inc. (Monaco) †	35,345	404,700

		1,269,645
Software (3.5%)
Microsoft Corp.	245,850	5,657,009

Oracle Corp.	123,230	2,644,516

		8,301,525
Technology (0.2%)
Tech Data Corp. †	11,600	413,192

		413,192
Technology services (2.3%)
Accenture PLC Class A	34,476	1,332,497

Check Point Software Technologies, Ltd. (Israel) †	16,100	474,628

Google, Inc. Class A †	6,114	2,720,424

Unisys Corp. †	23,080	426,749

Yahoo!, Inc. †	30,200	417,666

		5,371,964
Telecommunications (1.2%)
Iridium Communications, Inc. † S	184,961	1,857,008

NII Holdings, Inc. †	13,300	432,516

Sprint Nextel Corp. †	141,300	599,112

		2,888,636
Textiles (0.2%)
VF Corp.	8,100	576,558

		576,558
Tobacco (1.9%)
Lorillard, Inc.	19,080	1,373,378

Philip Morris International, Inc.	67,580	3,097,867

		4,471,245

COMMON STOCKS (99.6%)* cont.	Shares	Value

Trucks and parts (0.2%)
Autoliv, Inc. (Sweden) †	10,700	$511,995

		511,995
Waste Management (0.5%)
IESI-BFC, Ltd. (Canada)	54,340	1,092,777

		1,092,777

Total common stocks (cost $228,976,818)		$236,852,133

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

BPZ Resources, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2015	$364,000	$322,140

Total convertible bonds and notes (cost $364,000)		$322,140

PREFERRED STOCKS (—%)*	Shares	Value

First Southern Bancorp 5.00% cum. pfd. (acquired
12/17/09, cost $34,000) F ‡ †	34	$34,000

Total preferred stocks (cost $34,000)		$34,000

SHORT-TERM INVESTMENTS (1.5%)*	Principal amount	Value

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10% and a due date of July 1, 2010 [d]	$3,594,493	$3,594,490

Total short-term investments (cost $3,594,490)		$3,594,490

Total investments (cost $232,969,308)		$240,802,763

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $237,822,882.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $34,000, or less than 0.1% of net assets.

d See Note 1 to the financial statements regarding securities lending.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

***** Verizon Communications, Inc. announced a spin-off of operations to Frontier Communications Corp. that was to close after the close of the reporting period. Prior to the close of the reporting period, the fund entered into a when-issued sale for a portion of its Frontier Communications Corp. spin-off shares.

At the close of the reporting period, the fund is maintaining liquid assets totaling $72,216 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

6 Putnam VT Investors Fund

WHEN-ISSUED SECURITIES SOLD AT 6/30/10 (Unaudited)
COMMON STOCKS (—%)*	Shares	Value

Regional Bells (—%)
Frontier Communications Corp. *****	10,157	$72,216

		$72,216

Total when-issued securities sold (proceeds $79,010)		$72,216

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,976,078	$—	$—

Capital goods	15,923,486	122,985	—

Communication services	14,424,955	—	—

Conglomerates	4,864,525	—	—

Consumer cyclicals	19,531,548	—	—

Consumer staples	26,552,163	—	—

Energy	24,921,096	—	—

Financial	34,273,511	532,350	1,200,991

Health care	30,841,725	—	—

Technology	46,837,966	—	—

Transportation	1,717,378	—	—

Utilities and power	7,131,376	—	—

Total common stocks	234,995,807	655,335	1,200,991

Convertible bonds and notes	—	322,140	—

Preferred stocks	—	—	34,000

Short-term investments	—	3,594,490	—

Totals by level	$234,995,807	$4,571,965	$1,234,991

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

When-issued securities sold	$72,216	$—	$—

Totals by level	$72,216	$—	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 7

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $3,478,287 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $232,969,308)	$240,802,763

Foreign currency (cost $11,792) (Note 1)	11,791

Dividends, interest and other receivables	259,223

Receivable for shares of the fund sold	232,046

Receivable for investments sold	1,428,095

Receivable for sales of delayed delivery securities (Note 1)	79,010

Total assets	242,812,928

Liabilities

Payable to custodian (Note 2)	65,263

Payable for investments purchased	850,157

Payable for shares of the fund repurchased	50,786

Payable for compensation of Manager (Note 2)	116,965

Payable for investor servicing fees (Note 2)	6,628

Payable for custodian fees (Note 2)	13,164

Payable for Trustee compensation and expenses (Note 2)	120,127

When-issued securities sold, at value (proceeds receivable
$79,010) (Note 1)	72,216

Payable for administrative services (Note 2)	833

Payable for distribution fees (Note 2)	34,609

Collateral on securities loaned, at value (Note 1)	3,594,490

Other accrued expenses	64,808

Total liabilities	4,990,046

Net assets	$237,822,882

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$447,020,083

Undistributed net investment income (Notes 1 and 8)	1,203,015

Accumulated net realized loss on investments and foreign currency
transactions (Notes 1 and 8)	(218,240,999)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies (Note 8)	7,840,783

Total — Representing net assets applicable to capital
shares outstanding	$237,822,882

Computation of net asset value Class IA

Net assets	$78,385,968

Number of shares outstanding	9,552,792

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.21

Computation of net asset value Class IB

Net assets	$159,436,914

Number of shares outstanding	19,476,536

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$8.19

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $8,875)	$2,424,337

Interest (including interest income of $205 from investments
in affiliated issuers) (Note 6)	8,229

Securities lending	32,185

Total investment income	2,464,751

Expenses

Compensation of Manager (Note 2)	760,875

Investor servicing fees (Note 2)	134,717

Custodian fees (Note 2)	12,601

Trustee compensation and expenses (Note 2)	11,238

Administrative services (Note 2)	7,499

Distribution fees — Class IB (Note 2)	225,809

Other	62,208

Total expenses	1,214,947

Expense reduction (Note 2)	(22,379)

Net expenses	1,192,568

Net investment income	1,272,183

Net realized gain on investments (Notes 1 and 3)	12,684,696

Net realized gain on foreign currency transactions (Note 1)	434

Net realized gain on written options (Notes 1 and 3)	67,234

Net unrealized appreciation of assets and liabilities in foreign currencies
during the period	534

Net unrealized depreciation of investments, when-issued
securities sold and written options during the period	(33,372,237)

Net loss on investments	(20,619,339)

Net decrease in net assets resulting from operations	$(19,347,156)

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Investors Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$1,272,183	$3,553,779

Net realized gain (loss) on investments
and foreign currency transactions	12,752,364	(20,108,355)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(33,371,703)	86,632,520

Net increase (decrease) in net assets
resulting from operations	(19,347,156)	70,077,944

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,303,537)	(1,254,677)

Class IB	(2,226,356)	(1,957,577)

Decrease from capital share transactions
(Notes 4 and 8)	(20,115,722)	(21,766,413)

Total increase (decrease) in net assets	(42,992,771)	45,099,277

Net assets:

Beginning of period	280,815,653	235,716,376

End of period (including undistributed
net investment income of $1,203,015 and
$3,460,725, respectively)	$237,822,882	$280,815,653

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Investors Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/10†	$9.01	.05	(.72)	(.67)	(.13)	(.13)	$8.21	(7.60) *	$78,386	.36 *	.55 *	49.18 *

12/31/09	6.99	.12	2.01	2.13	(.11)	(.11)	9.01	31.18	92,424	.79[e]	1.58 [e]	124.52

12/31/08	11.60	.10	(4.66)	(4.56)	(.05)	(.05)	6.99	(39.44)	79,111	.77[e]	1.06 [e]	126.94

12/31/07	12.27	.05	(.65)	(.60)	(.07)	(.07)	11.60	(4.90)	181,848	.75[e]	.39 [e]	87.61

12/31/06	10.81	.06	1.47	1.53	(.07)	(.07)	12.27	14.24	258,811	.77[e]	.55[e]	101.46

12/31/05	10.04	.07[f]	.82	.89	(.12)	(.12)	10.81	9.03	292,017	.75[e]	.66 [e,f]	113.81

Class IB

6/30/10†	$8.98	.04	(.72)	(.68)	(.11)	(.11)	$8.19	(7.72) *	$159,437	.49 *	.43 *	49.18 *

12/31/09	6.96	.10	2.01	2.11	(.09)	(.09)	8.98	30.82	188,392	1.04 [e]	1.33 [e]	124.52

12/31/08	11.54	.08	(4.64)	(4.56)	(.02)	(.02)	6.96	(39.55)	156,606	1.02[e]	.87[e]	126.94

12/31/07	12.21	.02	(.65)	(.63)	(.04)	(.04)	11.54	(5.17)	237,755	1.00 [e]	.15[e]	87.61

12/31/06	10.76	.03	1.47	1.50	(.05)	(.05)	12.21	13.93	235,471	1.02[e]	.30 [e]	101.46

12/31/05	9.99	.04[f]	.83	.87	(.10)	(.10)	10.76	8.81	221,847	1.00 [e]	.41[e,f]	113.81

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	<0.01%

12/31/08	<0.01

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the SEC) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Investors Fund

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Investors Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term growth of capital and any increased income that results from this growth by investing in a portfolio primarily consisting of common stocks of large U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Putnam VT Investors Fund 11

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the reporting period, the transaction volume of purchased options contracts was minimal. See Note 3 for the volume of written options contracts activity for the reporting period. The fund did not have any activity on futures contracts during the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $3,478,287. The fund received cash collateral of $3,594,490 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $226,422,165 available to the extent allowed by the Code to offset future net capital gain, if any. This amount includes $10,460,021 of capital loss carryover acquired in the acquisition of Putnam VT Capital Appreciation Fund. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$109,246,178	12/31/10

7,642,432	12/31/15

91,253,395	12/31/16

18,280,160	12/31/17

The aggregate identified cost on a tax basis is $237,526,284, resulting in gross unrealized appreciation and depreciation of $22,438,478 and $19,161,999, respectively, or net unrealized appreciation of $3,276,479.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 43.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may

12 Putnam VT Investors Fund

vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion and 0.475% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At the close of the reporting period, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12 under the expense offset arrangements and by $22,367 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $199, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $131,654,174 and $153,669,614, respectively. The proceeds from sales figure includes the proceeds from sales of when-issued securities sold of $79,010. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	168,723	$26,996

Options opened	144,761	60,302

Options exercised	(121,402)	(20,064)

Options expired	(192,082)	(67,234)

Options closed	—	—

Written options outstanding at end of
the reporting period	—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	27,902	$261,770	35,492	$270,140	118,327	$1,035,327	486,470	$3,398,804

Shares issued in connection with
reinvestment of distributions	138,970	1,303,537	205,685	1,254,677	237,859	2,226,356	321,441	1,957,577

Shares issued in connection with the merger
of Putnam VT Capital Appreciation Fund	—	—	1,271,607	8,282,402	—	—	1,239,991	8,036,661

Subtotal	166,872	1,565,307	1,512,784	9,807,219	356,186	3,261,683	2,047,902	13,393,042

Shares repurchased	(875,848)	(7,959,979)	(2,562,564)	(18,459,904)	(1,866,202)	(16,982,733)	(3,557,221)	(26,506,770)

Net decrease	(708,976)	$(6,394,672)	(1,049,780)	$(8,652,685)	(1,510,016)	$(13,721,050)	(1,509,319)	$(13,113,728)

Putnam VT Investors Fund 13

Note 5 — Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$(50,872)	$(50,872)

Total	$(50,872)	$(50,872)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Total

Equity contracts	$10,967	$10,967

Total	$10,967	$10,967

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $205 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $9,270,369 and $10,323,314, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Acquisition of Putnam VT Capital Appreciation Fund

On February 17, 2009, the fund issued 1,271,607 and 1,239,991 class IA and class IB shares, respectively, for 1,997,819 and 1,948,728 class IA and class IB shares of Putnam VT Capital Appreciation Fund to acquire that fund’s net assets in a tax-free exchange. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of Putnam VT Capital Appreciation Fund, with a fair value of $16,400,014 and an identified cost of $18,854,782 at February 13, 2009, was the principal asset acquired by the fund. The net assets of the fund and Putnam VT Capital Appreciation Fund on February 13, 2009, were $215,315,827 and $16,319,063, respectively. On February 13, 2009, Putnam VT Capital Appreciation Fund had undistributed net investment income of $30,756, accumulated net realized loss of $11,229,349 and unrealized depreciation of $2,454,768. The aggregate net assets of the fund immediately following the acquisition were $231,634,890. Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Putnam VT Investors Fund, pro forma results of operations for the year ended December 31, 2009 would not be materially different than that presented.

Information presented in the Statement of changes in net assets for the period ended December 31, 2009 reflect only the operations of Putnam VT Investors Fund.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Investors Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the

Putnam VT Investors Fund 15

31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 10th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

30th	91st	88th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 225, 210 and 181 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees took note of your fund’s 4th quartile performance for the three-year and five-year periods ended December 31, 2009 and considered the circumstances that may have contributed to the disappointing performance as well as any actions taken by Putnam Management intended to improve performance, including various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also considered that Putnam Management has taken the following actions:

16 Putnam VT Investors Fund

• Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers. Putnam Management has also taken other steps, such as eliminating sleeves in certain Putnam equity funds, to reduce process complexity in the portfolio management of these funds;

• Clarified its investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

• Strengthened its large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

• Realigned the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT Investors Fund 17

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18 Putnam VT Investors Fund

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Putnam VT Investors Fund 19

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20 Putnam VT Investors Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
	1-800-225-1581	Robert E. Patterson
George Putnam, III
	Custodian	Robert L. Reynolds
	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT Investors Fund 21

This report has been prepared for the shareholders	H316
of Putnam VT Investors Fund.	262423 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010